FOR IMMEDIATE RELEASE

CONTACTS:             James G. Rakes, President & CEO  (540) 951-6236
                      J. Robert Buchanan, Treasurer    (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                        ANNOUNCES FIRST QUARTER EARNINGS


BLACKSBURG, VA, APRIL 14, 2004: National Bankshares, Inc. (Nasdaq SmallCap
Market: NKSH) today announced first quarter net income of $2.96 million, or basic net income of $0.84 per share. This is a 12.46% increase over the $2.63 million, or $0.75 per share, that was earned in the first quarter of 2003. At March 31, National Bankshares, Inc., the parent company of the National Bank of Blacksburg, Bank of Tazewell County and National Bankshares Financial Services, had total assets of $708.14 million, slightly higher than the $699.74 million on March 31, 2003.

        In making the earnings announcement, Chairman, President & CEO James G. Rakes said, "We continue to see the effects of a low interest rate environment on the interest expense category, and this has translated into solid earnings. In addition we have been pleased with the nice increase in non-interest income. At the same time we have worked to control non-interest expense." Mr. Rakes continued, "In the next few days we anticipate closing Bank of Tazewell County's previously announced purchase of loans and assumption of deposits of FNB Southeast's Richlands, Virginia branch office. These loans and deposits will be serviced by BTC's existing Richlands Office. Later in the second quarter, subject to regulatory approval, The National Bank expects to purchase Community National Bank in Pulaski, Virginia. We look forward to welcoming the new customers who will be banking with us as a result of these transactions."

        National Bankshares, Inc. is a financial holding company with headquarters in Blacksburg, Virginia. It has two community bank subsidiaries, The National Bank, headquartered in Blacksburg, and Bank of Tazewell County, with its main office in Tazewell, Virginia. The two banks serve Southwest Virginia with a total of 24 offices. The company also operates a non-bank subsidiary, National Bankshares Financial Services, Inc., which does business as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock trades on the Nasdaq Stock Market under the symbol "NKSH". Additional information is available on the company's web site at www.nationalbankshares.com.


                            (unaudited tables follow)

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
National Bankshares, Inc. And Subsidiaries

(000's), except ratios        Three months   Three months
and per share data               ending         ending                  Year-to-date  Year-to-date
                                March 31,      March 31,                  March 31,     March 31,
Selected Consolidated Data:       2004           2003         Change        2004          2003        Change
-------------------------------------------------------------------------------------------------------------
Interest income                   $9,797        10,476       -6.48%        $9,797       $10,476       -6.48%
-------------------------------------------------------------------------------------------------------------
Interest expense                   2,599         3,478      -25.27%         2,599         3,478      -25.27%
-------------------------------------------------------------------------------------------------------------
Net interest income                7,198         6,998        2.86%         7,198         6,998        2.86%
-------------------------------------------------------------------------------------------------------------
Provision for loan losses            288           440      -34.55%           288           440      -34.55%
-------------------------------------------------------------------------------------------------------------
Noninterest income                 1,739         1,369       27.03%         1,739         1,369       27.03%
-------------------------------------------------------------------------------------------------------------
Noninterest expense                4,820         4,567        5.54%         4,820         4,567        5.54%
-------------------------------------------------------------------------------------------------------------
Income taxes                         869           728       19.37%           869           728       19.37%
-------------------------------------------------------------------------------------------------------------
Net income                        $2,960         2,632       12.46%        $2,960         2,632       12.46%
-------------------------------------------------------------------------------------------------------------
Basic net income per share         $0.84         $0.75        $0.09         $0.84         $0.75        $0.09
-------------------------------------------------------------------------------------------------------------
Fully diluted net income per share   ---           ---          ---           ---           ---          ---
-------------------------------------------------------------------------------------------------------------
Dividends per share                  ---           ---          ---           ---           ---          ---
-------------------------------------------------------------------------------------------------------------
Dividend payout ratio                ---           ---          ---           ---           ---          ---
-------------------------------------------------------------------------------------------------------------
Book value per share                 ---           ---          ---        $24.11         21.57        $2.54
-------------------------------------------------------------------------------------------------------------


Balance sheet at period-end:
-------------------------------------------------------------------------------------------------------------
Loans, net                           ---           ---          ---      $406,894       404,685        0.55%
-------------------------------------------------------------------------------------------------------------
Total securities                     ---           ---          ---       246,795       227,745        8.36%
-------------------------------------------------------------------------------------------------------------
Total deposits                       ---           ---          ---       619,920       620,773       -0.14%
-------------------------------------------------------------------------------------------------------------
Other borrowings                     ---           ---          ---            77           178      -56.74%
-------------------------------------------------------------------------------------------------------------
Stockholders' equity                 ---           ---          ---        84,754        75,726       11.92%
-------------------------------------------------------------------------------------------------------------
Total Assets                         ---           ---          ---       708,142       699,742        1.20%
-------------------------------------------------------------------------------------------------------------


Daily averages:
-------------------------------------------------------------------------------------------------------------
Loans,net                       $403,213       400,899        0.58%      $403,213       400,899        0.58%
-------------------------------------------------------------------------------------------------------------
Total securities                 240,522       223,158        7.78%       240,522       223,158        7.78%
-------------------------------------------------------------------------------------------------------------
Total deposits                   623,655       610,397        2.17%       623,655       610,397        2.17%
-------------------------------------------------------------------------------------------------------------
Other borrowings                     135           239      -43.51%           135           239      -43.51%
-------------------------------------------------------------------------------------------------------------
Stockholders' equity              83,290        74,614       11.63%        83,288        74,614       11.63%
-------------------------------------------------------------------------------------------------------------
Interest-earning assets          676,478       655,048        3.27%       676,478       655,048        3.27%
-------------------------------------------------------------------------------------------------------------
Interest-bearing liabilities     540,307       536,915        0.63%       540,307       536,915        0.63%
-------------------------------------------------------------------------------------------------------------
Total Assets                     710,067       687,922        3.22%       710,067       687,922        3.22%
-------------------------------------------------------------------------------------------------------------


Financial ratios: Note (1)
-------------------------------------------------------------------------------------------------------------
Return on average assets           1.68%         1.55%         0.13         1.68%         1.55%         0.13
-------------------------------------------------------------------------------------------------------------
Return on average equity          14.29%        14.31%        -0.02        14.29%        14.31%        -0.02
-------------------------------------------------------------------------------------------------------------
Net interest margin                4.77%         4.77%          ---         4.77%         4.77%         0.00
-------------------------------------------------------------------------------------------------------------
Efficiency ratio                     ---           ---          ---        49.70%        50.30%        -0.60
-------------------------------------------------------------------------------------------------------------
Average equity to average assets  11.73%        10.85%         0.88        11.73%        10.85%         0.88
-------------------------------------------------------------------------------------------------------------
 Note (1)  Ratio change measured in bp


Allowance for loan losses:
-------------------------------------------------------------------------------------------------------------
Beginning balance                 $5,369        $5,092        5.44%        $5,369        $5,092        5.44%
-------------------------------------------------------------------------------------------------------------
Provision for losses                 288           440      -34.55%           288           440      -34.55%
-------------------------------------------------------------------------------------------------------------
Charge-offs                         -285          -269        5.95%          -285          -269        5.95%
-------------------------------------------------------------------------------------------------------------
Recoveries                            48           127      -62.20%            48           127      -62.20%
-------------------------------------------------------------------------------------------------------------
Ending balance                    $5,420        $5,390        0.56%        $5,420        $5,390        0.56%
-------------------------------------------------------------------------------------------------------------


Nonperforming assets:
-------------------------------------------------------------------------------------------------------------
Nonaccrual loans                     ---           ---          ---          $324          $137      136.50%
-------------------------------------------------------------------------------------------------------------
Restructured loans                   ---           ---          ---           ---           ---          ---
-------------------------------------------------------------------------------------------------------------
Total nonperforming loans            ---           ---          ---           324           137      136.50%
-------------------------------------------------------------------------------------------------------------
Other real estate owned              ---           ---          ---         1,470           751       95.74%
-------------------------------------------------------------------------------------------------------------
Total nonperforming assets           ---           ---          ---        $1,794          $888      102.03%
-------------------------------------------------------------------------------------------------------------


Asset quality ratios: Note (2)
-------------------------------------------------------------------------------------------------------------
Nonperforming loans to total loans   ---           ---          ---         0.08%         0.03%         0.05
-------------------------------------------------------------------------------------------------------------
Allowance for loan losses to
 total loans                         ---           ---          ---         1.31%         1.31%         0.00
-------------------------------------------------------------------------------------------------------------
Allowance for loan losses
  to nonperforming loans             ---           ---          ---      1672.84%      3934.31%     -2261.47
-------------------------------------------------------------------------------------------------------------
 Note (2)  Ratio change measured in bp

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